Exhibit 99.1

Overland Storage and Tandberg Data Merger Overview

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© 2013 Overland Storage, Inc.

Safe Harbor Statement

Except for the factual statements made herein, the information contained in this presentation consists of forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and our actual results could differ materially from those contained in such statements. Factors that could cause or contribute to such differences include, but are not limited to: the company’s ability to maintain and increase sales volumes of its products; the ability to continue to aggressively control costs and operating expenses; the ability to achieve the intended cost savings and maintain quality with its manufacturing partner; its ability to generate cash from operations; the ability of our suppliers to provide an adequate supply of components for the company’s products at prices consistent with historical prices; the ability to raise outside capital and to repay the company’s debt as it comes due; the ability to introduce new competitive products and the degree of market acceptance of such new products; the timing and market acceptance of new products introduced by Overland’s competitors; the company’s ability to maintain strong relationships with branded channel partners; the ability to regain compliance with the continued listing requirements of, and thereby maintain the listing of Overland’s common stock on the NASDAQ Capital Market; customers’, suppliers’ and creditors’ perceptions of Overland’s continued viability; rescheduling or cancellation of customer orders; loss of a major customer; the Company’s ability to enforce its intellectual property rights and protect its intellectual property (including the outcome of its ongoing patent litigation); general competition and price measures in the market place; unexpected shortages of critical components; worldwide information technology spending levels; and general economic conditions. Reference is also made to other factors detailed from time to time in Overland’s periodic reports filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation and Overland undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this presentation.

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© 2013 Overland Storage, Inc.

Contents

Business Strategy Overview

Market Overview

Combined Entity Overview Financials

Deal Overview

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Market Overview

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© 2013 Overland Storage, Inc.

# Expanded Overland Reach


RDX
$100 M
Tape Drives &
Automation
$1 B
NAS
$2 B
Enterprise
Storage
Services
$2.8 B
Enterprise
Mobility / Cloud
$8 B
Scale-out
NAS
$14 B

**$ 27+ Billion 2013 Available Market**

*Sources: IDC,, Forrester Research, ServiceSource*

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TANDBERG DATA

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overland storage

Business Strategy Overview

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© 2013 Overland Storage, Inc.

Overland Storage Vision

AccessBIG Data –Anywhere

High Availability & Private Cloud

Archive

Distributed Architecture

Secure Remote Access Mobile Access to Data Specialized Mobile apps

Private Cloud – Distributed

Public Cloud

Cloud

Internet

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© 2013 Overland Storage, Inc.

Tandberg Data at a Glance

Company overview

Headquarters ??Dortmund, Germany

Founded ??1979

? Leading global provider of end-to-end data

protection and storage solutions

— RDX and disk soluctions

— Automation

— Tape drivers and media

Brief description — Services

Strong channel position in Europe and

OEMs

Marked leader in the RDX market and

owner of the IP

Funds managed by Cyrus Capital Partners,

Ownership USA

120 distributors world-wide

Channel 15, 000 + active resellers per year

Approximately 334 as of October 2013; 208

Employees at the manufacturing facility in China

Geographical presence

R&D Center (Norway)

Operational HQ (Germany)

Sales Office

USHQ (Westminster, CO)(Japan)

PRC Sales Office &

Manufacturing (China)

APAC HQ (Singapore)

2012 revenue breakdown

Geography Segment

APAC/Japan

EMEA

OEM

Channel

Americas

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Overland Storage at a Glance

End-to-end Data Protection and Data Management Solutions

Solid Foundation

Founded in 1980: Listed on the NASDAQ since 1997

Strong Brands: Overland Storage, SnapServer, NEO Series and REO Series

450,000+ installations worldwide

1,500+ channel partners in 60 countries worldwide

Key Stats

Share price: 0.81 (10/21/13)

Market Cap: $26.45 m (10/21/13)

Shares Out: 31.12 m

Float: 19.95 m

Total Revenue: $48 m (Fiscal 2013 ended 6/30/13)

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Combined Entity Overview

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Strengthened Positions in Storage Markets

Enterprise Storage Features

Enterprise

Distributed

Enterprise

Overland

Small & Medium Enterprise

500-5000

Tandberg Data

Small & Medium Business

20-500 Simplicity

Enterprise Mobility / Cloud

Enterprise Features & Simplicity

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Overland Storage and Tandberg Data Synergies

1

$106M Combined Annual Revenues

(LTM: June 30th)

4

Expanded Product and Technology

IP Portfolio

2

Substantial cost synergies will

improve profitability and increase

gross margins

3

Broader geographical sales coverage

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Global Distribution Channels and Loyal Customer Base

A broad global customer and end user base in 60 + countries

Global Reach with 16,000+ channel partners and 120+ distributors

Strong OEM Position

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Expanded Product Line and IP Portfolio

Overland Storage

Tandberg Data

Networked NAS

Automation

Enterprise

Mobility

Scale Out NAS

Automation

RDX product line

Tape Drives

Development Introduction Growth Maturity Decline

VTL

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Strong IP portfolio

30 patents 5 patents pending On-going patent litigation IP in our key storage categories

– Tape libraries

– NAS

– virtual tape libraries (VTL)

– Scale-out/clustered NAS

15 patents 16 patents pending IP Focus on Tape and RDX

– Tape drives

– Tape automation

– RDX removable disk drive Current RDX licenses revenue with Imation

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Investment in Growth and Innovative Markets

Scale-out / Clustered NAS

Worldwide Scale-out Storage System Revenue, 2010-

2015,

(In Millions of US$)

$20,000

$15,000

$10,000

$5,000

$-

2010 2011 2012 2013 2014 2015

Driven by IT need to manage the rapid and exponential growth of Unstructured Data Patents Pending for Clustered NAS IP Value Differentiators

Eliminate Bottlenecks

Optimized Utilization

Efficient Scalability

No Business Interruptions

Simple Management of Massive Storage

RDX

RDX market

Number of units shipped

120 000

110 000 100 000 90000 80000 70000 60000 50000 40000 30000 20000 10000 0

Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11

Total RDX Docks shipped Total RDX media units shipped

RDX removable disk technology has become the industry standard in removable disk storage for backup, data protection and archiving

In 2010, RDX dock shipments had overtaken DAT shipments

More than 400,000 docks and 1,500,000 cartridges has been shipped worldwide since 2007

Tandberg Data has been the definitive market leader since the introduction of RDX in 2006

Today, the company ships 2 out of 3 docks and media in the market

Enterprise Mobility & Cloud

Full functional software versions …of traditional software solutions Cloud based subscription model …enables mobile software revenue model for telecom carriers/software companies Agnostic Development Platform …enables software developers multiple platform inter-operability without custom development

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Operations Overview

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Identified Cost Synergies

The combination provides the scale, and resources required for Overland to become a profitable enterprise storage company

Improved operational efficiencies and lower cost of goods (COGS)

Low cost manufacturing in China

Duplicated headcounts, functions and office facilities

Integration of Research and Development teams

Integration of Global Services and Support resources and facilities

Reduction of third party suppliers

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Combined Company Structure

R&DCenter (Oslo, Norway)

Wokingham,UK OperationalHQ (Dortmund, Germany)

Orsay, France Munich, Germany

HQ (San Jose,CA) USHQ (Denver, CO)

HQ (San Diego, CA) Tokyo,Japan

China

Singapore

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# World-Class Manufacturing Facility

## Location and facility

- Manufacturing Operation in Panyu District of Guangzhou (PRC)
- 5-floor factory building built in 2011. Total of 8,000 sq. meters (1,600 sq. meters per floor)
- 3-floor dormitory & cafeteria building. Total of 600 sq. meters





## Manufacturing excellence

- Experienced management team with over 25 years experience supporting major OEM manufacturing
- A mature high quality supplier base for parts and modules and availability of versatile analysis and processing equipment / tools
- Extensive logistics experience and model supporting Global customers
- Full repair and refurbishment of critical components (Head, Actuator)
- CAD Center ( Pro-Engineering & Unigraphic ), ESD control production line and failure analysis
- Certified with ISO 9001, ISO 14000, ISO 18000

## Vertically integrated services

- Product design and enhancement
- Manufacturing process development
- Tooling, fixtures design and fabrication
- Material sourcing and procurement
- External: Strong supplier network
- Internal: High precision components fabrication
- Product Configuration, warehouse management, worldwide logistics model

## Supplier network


GTEC
MachiFing, Vacuum forming
Pearl River Delta (China)
Flex Cables, Motors, Sheet Metlals, Plastic Parts, Casting Parts, PCBA, Sintered Parts, Machining Parts
(<2 Hours Travel)
Asia
Flex Cables, Motors, Casting Parts, PCBA, Machining Parts
(<5 Hours Travel)

**Advantages:**

1. Short prototype TAT for machining parts
2. Flexible for high mix low volume
3. Low cost supplier base
4. Effective collaboration with suppliers in early development stage
5. Flexible delivery and lower inventory
6. Highly efficient Logistics model

TANDBERG DATA
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Finance Overview

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Combined Entity Revenue Mix

Product segment Tandberg Overland Combined

FY2013 FY2013 FY2013

Disk solutions (RDX / NAS) 45% 20% 34%

OEM

Tape Automation 15% 32% 22% 21%

79%

Services and Royalties 9% 40% 23%

Channel

Tape Accessories: Tape

Drives, Media 31% 8% 21%

Sources: Overland Storage 10-K. Tandberg estimates derived from Tandberg financial information

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Combined Entity Fiscal 2015 Expectations

Six Months Six Months

Ending Dec. 2014 Ending June 2015

Revenue $54M—$60M $55M—$65M

GM % 34%—38% 36%—40%

Operating Expense $19M—$22M $20M—$23M

fiscal year 2015

EBITDA $0—$3M $2M—$6M

All numbers exclude Stock Compensation

Numbers are Projected and subject to Changes

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Deal Overview

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Deal Overview

Merger of equals

– Overland will remain the parent company

– Tandberg Data becomes an wholly owned subsidiary of Overland

100% Stock Transaction

Board Structure: 7 Board Directors

– Overland Storage Current Board

– Two additional Board Seats (Cyrus Capital)

Cyrustoprovidea $7mconvertiblenotepriortoclosing

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Roadmap to Completion

Definitive Agreement

Proxy filing with SEC

Approval by Overland Storage Shareholder

Target Closing by end of calendar year 2013

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© 2013 Overland Storage, Inc.